                                  United States
                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  July 28, 2005
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                                 GeneLink, Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


New Jersey                         000-30518                 23-2795613
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(State or other             (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                           P.O. Box 3212, Margate, NJ
                           --------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (609) 823-6991
                                                    --------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name of Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 5.02   Election of Directors
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      On July 28, 2005, Monte E. Taylor, Jr. was elected to the Board of
Directors of GeneLink, Inc. (the "Company"). Mr. Taylor was elected to fill a newly-created vacancy of the Board of Directors of the Company. Mr. Taylor joined the Company as Director of Business Development in 2001. In such role, Mr. Taylor has focused his efforts in rolling at the Company's products and technologies to the skin-care, skin health and nutrition industries worldwide. Prior to joining the Company, Mr. Taylor was a senior management consultant specializing in strategic marketing plans, business development and marketing communications for mid-size and Fortune 500 companies. Mr. Taylor received a masters in business administration from the Crammer School of Business at Rollins College.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GeneLink, Inc.
                                 --------------
                                  (Registrant)



                           By: /s/ John R. DePhillipo
                           --------------------------


                   Name:  John R. DePhillipo
                   Title: Chairman of the Board, President
                          and Chief Executive Officer


Dated:  July 28, 2005